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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and/or officers of GenVec, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), hereby constitutes and appoints Paul H. Fischer, Ph.D., Jeffrey W. Church or Steven L. Kaplan or any of them (with full power to each of them to act alone), his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and on his or her behalf and in his or her name, place and stead, in any and all capacities, to sign, execute and to affix his or her seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 (or any other appropriate form), and any and all amendments (including post-effective amendments) thereto, with all exhibits and any and all documents required to be filed with respect thereto, relating to the registration under the Securities Act of 1933, as amended, of shares of the Corporation's common stock, par value $.001 per share, granting unto said attorneys, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he himself or she herself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which constitute but one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned directors and/or officers has hereunto set his or her hand as of the date specified.


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            SIGNATURE                                             DATE


/s/ PAUL H. FISCHER                                           May 14, 2003
------------------------------------
Paul H. Fischer, Ph.D.


/s/ JEFFREY W. CHURCH                                         May 15, 2003
------------------------------------
Jeffrey W. Church


/s/ HERBERT J. CONRAD                                         May 15, 2003
------------------------------------
Herbert J. Conrad


/s/ BARBARA HACKMAN FRANKLIN                                  May 15, 2003
------------------------------------
Barbara Hackman Franklin


/s/ WAYNE T. HOCKMEYER                                        May 15, 2003
------------------------------------
Wayne T. Hockmeyer, Ph.D.


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

            SIGNATURE                                             DATE



/s/ WILLIAM N. KELLEY                                         May 14, 2003
------------------------------------
William N. Kelley, M.D.


/s/ JOHN H. LANDON                                            May 15, 2003
------------------------------------
John H. Landon


/s/ LOUIS M. SHERWOOD                                         May 14, 2003
------------------------------------
Louis M. Sherwood, M.D.


/s/ HAROLD R. WERNER                                          May 15, 2003
------------------------------------
Harold R. Werner


/s/ WENDELL WIERENGA                                          May 15, 2003
------------------------------------
Wendell Wierenga, Ph.D.


/s/ DAVID P. WRIGHT                                           May 12, 2003
------------------------------------
David P. Wright


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